Exhibit 99.1

FOR IMMEDIATE RELEASE

October 25, 2018

Columbia Banking System Announces Third Quarter 2018 Results,
Quarterly Cash Dividend and Special Cash Dividend

Highlights

•	Record quarterly net income of $46.4 million; diluted earnings per share of $0.63, which included $0.02 per share negative impact from acquisition-related expenses

•	Net interest margin of 4.41%, up 12 basis points from linked quarter

•	Third quarter loan production of $408.9 million

•	Nonperforming assets to period end assets ratio decreased to 0.52%

•	Special cash dividend of $0.14 in addition to regular quarterly dividend

TACOMA, Washington, October 25, 2018 -- Hadley Robbins, President and Chief Executive Officer of Columbia Banking System and Columbia Bank (NASDAQ: COLB) (“Columbia”), said today upon the release of Columbia’s third quarter 2018 earnings, “We had a very successful quarter in generating a record level of loan production while continuing to work down nonperforming assets, as evidenced by the 9 basis point reduction compared to the prior quarter.” Mr. Robbins continued, “I am also pleased with the 12 basis point increase in our net interest margin, which was favorably impacted by higher loan and securities rates and a more favorable deposit mix driven by an increase in noninterest-bearing deposits.”

Balance Sheet
Total assets at September 30, 2018 were $12.96 billion, an increase of $328.0 million from June 30, 2018. Loans were $8.51 billion, up $60.2 million from June 30, 2018 as loan originations of $408.9 million were partially offset by payments and lower line utilization. Debt securities available for sale were $2.92 billion at September 30, 2018, an increase of $274.9 million, or 10% from $2.65 billion at June 30, 2018. Total deposits at September 30, 2018 were $10.60 billion, an increase of $220.0 million from June 30, 2018. Core deposits comprised 95% of total deposits and were $10.08 billion at September 30, 2018, an increase of $196.0 million from June 30, 2018. The average cost of total deposits for the quarter was 0.12%, an increase of 2 basis points from the second quarter of 2018.
Income Statement
Net Interest Income
Net interest income for the third quarter of 2018 was $122.8 million, an increase of $6.1 million from the linked quarter and an increase of $33.9 million from the prior year period. The increase from the linked quarter was due to a combination of higher rates on earning assets and higher volumes of loans and taxable securities. The increase from the prior year period was primarily due to income from earning assets acquired in the Pacific Continental acquisition, which closed on November 1, 2017, as well as higher rates on earning assets. For additional information regarding net interest income, see the “Net Interest Margin” section and the “Average Balances and Rates” table.
Noninterest Income
Noninterest income was $21.0 million for the third quarter of 2018, a decrease of $2.7 million from the second quarter of 2018. The linked quarter decrease was principally due to lower card revenue as we became subject to the interchange fee cap imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act as of July 1, 2018. Compared to the third quarter of 2017, noninterest income decreased by $16.0 million. The decrease was due to the $14.0 million one-time gain on the sale of our merchant card services portfolio in the prior year period as well as a decrease in card revenue during the current quarter as previously described. Also contributing to the decrease in noninterest income compared to the prior year period was our change to net presentation of interchange revenue pursuant to the adoption of new revenue recognition accounting guidance on January 1, 2018. Specifically, $1.3 million of payment card network expenses that would have historically been presented in other noninterest expense are now presented in card revenue.

Noninterest Expense
Total noninterest expense for the third quarter of 2018 was $82.8 million, a decrease of $1.8 million from the second quarter of 2018. After removing the effect of acquisition-related expenses of $1.1 million, noninterest expense for the current quarter was essentially flat from the linked quarter on the same basis as higher legal and professional fees and compensation and employee benefits were offset by lower occupancy and OREO expense. Compared to the third quarter of 2017, noninterest expense increased by $15.3 million. This increase was primarily driven by higher compensation and employee benefits and higher amortization of intangible assets, both resulting from our November 1, 2017 acquisition of Pacific Continental.
Provision for Income Taxes
Our effective tax rate for the current quarter was 19.7%, compared to 19.3% and 31.0% for the linked and prior year periods, respectively. The decrease from the prior year period was principally attributable to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, which lowered the corporate tax rate to 21% from 35%. The prior year period’s effective tax rate reflected the then-enacted 35% corporate tax rate reduced by favorable tax attributes of certain earning assets and discrete tax benefits from share-based compensation.
Our effective tax rate remains below the statutory tax rate due to tax-exempt income from municipal securities, bank owned life insurance and certain loan receivables.
Net Interest Margin
Columbia’s net interest margin (tax equivalent) for the third quarter of 2018 was 4.41%, an increase of 12 basis points from the linked quarter and 21 basis points from the prior year period. Columbia’s operating net interest margin (tax equivalent)(1) was 4.38% for the third quarter of 2018, an increase of 11 basis points from the linked quarter and an increase of 23 basis points from the prior year period. All increases were due to higher rates on interest-earning assets, which more than offset the modest increase in rates on interest-bearing liabilities from the comparative periods.

The following table shows the impact to interest income resulting from income accretion on acquired loan portfolios as well as the net interest margin and operating net interest margin:

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
	(dollars in thousands)
Incremental accretion income due to:
FDIC purchased credit impaired loans	$585	$326	$329	$265	$972	$1,240	$3,842
Other acquired loans	2,643	2,690	3,370	2,482	1,903	8,703	6,207
Incremental accretion income	$3,228	$3,016	$3,699	$2,747	$2,875	$9,943	$10,049

Net interest margin (tax equivalent)	4.41%	4.29%	4.22%	4.20%	4.20%	4.31%	4.17%
Operating net interest margin (tax equivalent) (1)	4.38%	4.27%	4.18%	4.25%	4.15%	4.27%	4.11%
__________
(1) Operating net interest margin (tax equivalent) is a non-GAAP financial measure. See the section titled “Non-GAAP Financial Measures” in this earnings release for the reconciliation of operating net interest margin (tax equivalent) to net interest margin.
Asset Quality
At September 30, 2018, nonperforming assets to total assets were 0.52% compared to 0.61% at June 30, 2018. Total nonperforming assets decreased $8.8 million from the linked quarter due to a $9.2 million decrease in nonaccrual loans, partially offset by an increase in other real estate owned.
Andy McDonald, Columbia’s Executive Vice President and Chief Credit Officer, commented, “This past quarter was very strong from a credit perspective as we enjoyed net recoveries, declines in nonperforming assets and recorded a modest provision as well. While we are pleased with these results, we do not believe they are indicative of the long run credit profile of our loan portfolio. As such, we would expect to see them move towards the norm in future quarters.”

The following table sets forth information regarding nonaccrual loans and total nonperforming assets:

	September 30, 2018	June 30, 2018	December 31, 2017
	(in thousands)
Nonaccrual loans:
Commercial business	$45,753	$52,036	$45,460
Real estate:
One-to-four family residential	501	976	785
Commercial and multifamily residential	11,012	11,118	13,941
Total real estate	11,513	12,094	14,726
Real estate construction:
One-to-four family residential	318	389	1,854
Total real estate construction	318	389	1,854
Consumer	2,748	4,985	4,149
Total nonaccrual loans	60,332	69,504	66,189
Other real estate owned and other personal property owned	7,415	7,080	13,298
Total nonperforming assets	$67,747	$76,584	$79,487

The following table provides an analysis of the Company’s allowance for loan and lease losses:

	Three Months Ended			Nine Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
	(in thousands)
Beginning balance, loans excluding PCI loans	$75,368	$74,162	$64,923	$68,739	$59,528
Beginning balance, PCI loans	4,782	5,665	8,061	6,907	10,515
Beginning balance	80,150	79,827	72,984	75,646	70,043
Charge-offs:
Commercial business	(606)	(5,775)	(1,362)	(8,858)	(6,089)
One-to-four family residential real estate	—	—	—	—	(460)
Commercial and multifamily residential real estate	—	—	—	(223)	—
One-to-four family residential real estate construction	—	—	—	—	(14)
Consumer	(277)	(232)	(263)	(773)	(1,156)
Purchased credit impaired	(1,208)	(1,235)	(1,633)	(3,786)	(5,372)
Total charge-offs	(2,091)	(7,242)	(3,258)	(13,640)	(13,091)
Recoveries:
Commercial business	547	1,543	688	2,892	3,997
One-to-four family residential real estate	21	196	40	389	380
Commercial and multifamily residential real estate	213	640	58	1,012	263
One-to-four family residential real estate construction	583	14	20	616	107
Consumer	266	270	343	796	876
Purchased credit impaired	945	927	1,389	3,096	3,737
Total recoveries	2,575	3,590	2,538	8,801	9,360
Net recoveries (charge-offs)	484	(3,652)	(720)	(4,839)	(3,731)
Provision (recapture) for loan and lease losses, loans excluding PCI loans	3,655	4,550	(175)	15,180	6,840
Recapture for loan and lease losses, PCI loans	(502)	(575)	(473)	(2,200)	(1,536)
Provision (recapture) for loan and lease losses	3,153	3,975	(648)	12,980	5,304
Ending balance, loans excluding PCI loans	79,770	75,368	64,272	79,770	64,272
Ending balance, PCI loans	4,017	4,782	7,344	4,017	7,344
Ending balance	$83,787	$80,150	$71,616	$83,787	$71,616
The allowance for loan losses to period end loans was 0.98% at September 30, 2018 compared to 0.95% at June 30, 2018. For the third quarter of 2018, Columbia recorded a net provision for loan and lease losses of $3.2 million compared to a net provision of $4.0 million for the linked quarter and a net recapture of $648 thousand for the comparable quarter last year. The net provision for loan and lease losses recorded during the current quarter consisted of $3.7 million of provision expense for loans, excluding PCI loans and a recapture of $502 thousand for PCI loans.

Cash Dividend Announcement
Columbia will pay a regular cash dividend of $0.26 per common share and a special cash dividend of $0.14 per common share on November 21, 2018 to shareholders of record as of the close of business on November 7, 2018.
Conference Call Information
Columbia’s management will discuss the third quarter 2018 financial results on a conference call scheduled for Thursday, October 25, 2018 at 1:00 p.m. Pacific Time (4:00 p.m. ET). Interested parties may join the live-streamed event by using the site:
https://engage.vevent.com/rt/columbiabankingsysteminc~102518
The conference call can also be accessed on Thursday, October 25, 2018 at 1:00 p.m. Pacific Time (4:00 p.m. ET) by calling 866-904-0737; Conference ID: 1467307.
A replay of the call can be accessed beginning Friday, October 26, 2018 using the site:
https://engage.vevent.com/rt/columbiabankingsysteminc~102518
About Columbia
Headquartered in Tacoma, Washington, Columbia Banking System, Inc. is the holding company of Columbia Bank, a Washington state-chartered full-service commercial bank with locations throughout Washington, Oregon and Idaho. For the 12th consecutive year, the bank was named in 2018 as one of Puget Sound Business Journal's “Washington’s Best Workplaces.” Columbia ranked 11th on the 2018 Forbes list of best banks.
More information about Columbia can be found on its website at www.columbiabank.com.

Note Regarding Forward-Looking Statements
This news release includes forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, descriptions of Columbia’s management’s expectations regarding future events and developments such as future operating results, growth in loans and deposits, continued success of Columbia’s style of banking and the strength of the local economy. The words “will,” “believe,” “expect,” “intend,” “should,” and “anticipate” or the negative of these words or words of similar construction are intended in part to help identify forward looking statements. Future events are difficult to predict, and the expectations described above are necessarily subject to risks and uncertainties, many of which are outside our control, that may cause actual results to differ materially and adversely. In addition to discussions about risks and uncertainties set forth from time to time in Columbia’s filings with the Securities and Exchange Commission, available at the SEC’s website at www.sec.gov and the Company’s website at www.columbiabank.com, including the “Risk Factors,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual reports on Form 10-K and quarterly reports on Form 10-Q, (as applicable), factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (1) local, national and international economic conditions may be less favorable than expected or have a more direct and pronounced effect on Columbia than expected and adversely affect Columbia’s ability to continue its internal growth at historical rates and maintain the quality of its earning assets; (2) changes in interest rates could significantly reduce net interest income and negatively affect funding sources; (3) projected business increases following strategic expansion or opening or acquiring new branches may be lower than expected; (4) costs or difficulties related to the integration of acquisitions may be greater than expected; (5) competitive pressure among financial institutions may increase significantly; and (6) legislation or regulatory requirements or changes may adversely affect the businesses in which Columbia is engaged. We believe the expectations reflected in our forward-looking statements are reasonable, based on information available to us on the date hereof. However, given the described uncertainties and risks, we cannot guarantee our future performance or results of operations and you should not place undue reliance on these forward-looking statements which speak only as of the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. The factors noted above and the risks and uncertainties described in our SEC filings should be considered when reading any forward-looking statements in this release.

Contacts:	Hadley S. Robbins,
President and
Chief Executive Officer

Gregory A. Sigrist,
Executive Vice President and
Chief Financial Officer

Investor Relations
InvestorRelations@columbiabank.com
253-305-1921

CONSOLIDATED BALANCE SHEETS
Columbia Banking System, Inc.
Unaudited				September 30,	June 30,	December 31,
				2018	2018	2017
				(in thousands)
ASSETS
Cash and due from banks				$220,706	$224,370	$244,615
Interest-earning deposits with banks				21,456	39,169	97,918
Total cash and cash equivalents				242,162	263,539	342,533
Debt securities available for sale at fair value				2,921,114	2,646,208	2,737,751
Equity securities at fair value				4,901	4,963	5,080
Federal Home Loan Bank (“FHLB”) stock at cost				16,640	13,960	10,440
Loans held for sale				5,275	6,773	5,766
Loans, net of unearned income				8,514,317	8,454,107	8,358,657
Less: allowance for loan and lease losses				83,787	80,150	75,646
Loans, net				8,430,530	8,373,957	8,283,011
Interest receivable				48,476	43,105	40,881
Premises and equipment, net				169,681	168,315	169,490
Other real estate owned				7,331	7,080	13,298
Goodwill				765,842	765,842	765,842
Other intangible assets, net				48,827	51,897	58,173
Other assets				295,817	282,947	284,621
Total assets				$12,956,596	$12,628,586	$12,716,886
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing				$5,250,222	$4,953,993	$5,081,901
Interest-bearing				5,353,735	5,430,011	5,450,184
Total deposits				10,603,957	10,384,004	10,532,085
FHLB advances				166,536	99,549	11,579
Securities sold under agreements to repurchase				62,197	46,229	79,059
Subordinated debentures				35,508	35,555	35,647
Junior subordinated debentures				—	—	8,248
Other liabilities				107,003	98,368	100,346
Total liabilities				10,975,201	10,663,705	10,766,964
Commitments and contingent liabilities
	September 30,	June 30,	December 31,
	2018	2018	2017
	(in thousands)
Common stock (no par value)
Authorized shares	115,000	115,000	115,000
Issued and outstanding	73,260	73,245	73,020	1,640,140	1,636,903	1,634,705
Retained earnings				411,264	383,899	337,442
Accumulated other comprehensive loss				(70,009)	(55,921)	(22,225)
Total shareholders’ equity				1,981,395	1,964,881	1,949,922
Total liabilities and shareholders’ equity				$12,956,596	$12,628,586	$12,716,886

CONSOLIDATED STATEMENTS OF INCOME
Columbia Banking System, Inc.	Three Months Ended			Nine Months Ended
Unaudited	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Interest Income	(in thousands except per share)
Loans	$109,748	$105,412	$78,641	$318,187	$228,340
Taxable securities	14,654	11,923	8,718	39,285	29,172
Tax-exempt securities	3,069	3,063	2,718	9,196	8,125
Deposits in banks	104	151	226	600	268
Total interest income	127,575	120,549	90,303	367,268	265,905
Interest Expense
Deposits	3,193	2,572	1,083	8,274	2,778
FHLB advances	966	815	163	2,351	979
Subordinated debentures	468	468	—	1,404	—
Other borrowings	152	20	128	288	383
Total interest expense	4,779	3,875	1,374	12,317	4,140
Net Interest Income	122,796	116,674	88,929	354,951	261,765
Provision (recapture) for loan and lease losses	3,153	3,975	(648)	12,980	5,304
Net interest income after provision (recapture) for loan and lease losses	119,643	112,699	89,577	341,971	256,461
Noninterest Income
Deposit account and treasury management fees	9,266	8,683	7,685	26,689	22,368
Card revenue	3,714	6,616	6,735	16,143	18,660
Financial services and trust revenue	2,975	3,219	2,645	8,924	8,520
Loan revenue	3,282	3,054	3,154	9,522	9,736
Merchant processing revenue	—	—	—	—	4,283
Bank owned life insurance	1,402	1,712	1,290	4,540	4,003
Investment securities losses, net	(62)	(33)	—	(73)	—
Change in FDIC loss-sharing asset	—	—	—	—	(447)
Gain on sale of merchant card services portfolio	—	—	14,000	—	14,000
Other	442	441	1,558	2,109	4,938
Total noninterest income	21,019	23,692	37,067	67,854	86,061
Noninterest Expense
Compensation and employee benefits	49,419	48,949	39,983	148,938	119,201
Occupancy	8,321	9,276	8,085	27,718	22,853
Merchant processing expense	—	—	—	—	2,196
Advertising and promotion	1,472	1,622	969	4,523	2,923
Data processing	4,466	5,221	4,122	14,957	13,071
Legal and professional fees	4,695	4,171	2,880	12,103	9,196
Taxes, licenses and fees	1,562	1,560	1,505	4,547	3,494
Regulatory premiums	904	937	782	2,778	2,299
Net cost of operation of other real estate owned	485	758	271	1,244	422
Amortization of intangibles	3,070	3,088	1,188	9,346	3,786
Other	8,447	9,061	7,752	27,317	25,949
Total noninterest expense	82,841	84,643	67,537	253,471	205,390
Income before income taxes	57,821	51,748	59,107	156,354	137,132
Provision for income taxes	11,406	9,999	18,338	28,220	40,032
Net Income	$46,415	$41,749	$40,769	$128,134	$97,100
Earnings per common share
Basic	$0.63	$0.57	$0.70	$1.75	$1.67
Diluted	$0.63	$0.57	$0.70	$1.75	$1.67
Dividends declared per common share	$0.26	$0.26	$0.22	$0.74	$0.66
Weighted average number of common shares outstanding	72,427	72,385	57,566	72,370	57,459
Weighted average number of diluted common shares outstanding	72,432	72,390	57,571	72,374	57,465

FINANCIAL STATISTICS
Columbia Banking System, Inc.	Three Months Ended			Nine Months Ended
Unaudited	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Earnings	(dollars in thousands except per share amounts)
Net interest income	$122,796	$116,674	$88,929	$354,951	$261,765
Provision (recapture) for loan and lease losses	$3,153	$3,975	$(648)	$12,980	$5,304
Noninterest income	$21,019	$23,692	$37,067	$67,854	$86,061
Noninterest expense	$82,841	$84,643	$67,537	$253,471	$205,390
Acquisition-related expense (included in noninterest expense)	$1,081	$2,822	$1,171	$8,168	$3,558
Net income	$46,415	$41,749	$40,769	$128,134	$97,100
Per Common Share
Earnings (basic)	$0.63	$0.57	$0.70	$1.75	$1.67
Earnings (diluted)	$0.63	$0.57	$0.70	$1.75	$1.67
Book value	$27.05	$26.83	$22.76	$27.05	$22.76
Tangible book value per common share (1)	$15.93	$15.66	$15.96	$15.93	$15.96
Averages
Total assets	$12,805,131	$12,529,540	$9,695,005	$12,646,678	$9,589,469
Interest-earning assets	$11,326,629	$11,052,807	$8,750,561	$11,168,143	$8,641,706
Loans	$8,456,632	$8,389,230	$6,441,537	$8,398,596	$6,322,629
Securities, including equity securities and FHLB stock	$2,849,495	$2,628,292	$2,236,235	$2,720,625	$2,287,329
Deposits	$10,478,800	$10,264,822	$8,187,337	$10,359,896	$8,036,805
Interest-bearing deposits	$5,376,300	$5,390,869	$4,200,580	$5,390,859	$4,147,740
Interest-bearing liabilities	$5,620,997	$5,611,055	$4,285,936	$5,619,943	$4,305,686
Noninterest-bearing deposits	$5,102,500	$4,873,953	$3,986,757	$4,969,037	$3,889,065
Shareholders’ equity	$1,983,317	$1,954,552	$1,323,794	$1,962,506	$1,293,898
Financial Ratios
Return on average assets	1.45%	1.33%	1.68%	1.35%	1.35%
Return on average common equity	9.36%	8.54%	12.32%	8.71%	10.01%
Return on average tangible common equity (1)	16.74%	15.57%	17.93%	15.80%	14.83%
Average equity to average assets	15.49%	15.60%	13.65%	15.52%	13.49%
Shareholders equity to total assets	15.29%	15.56%	13.54%	15.29%	13.54%
Tangible common shareholders’ equity to tangible assets (1)	9.61%	9.71%	9.89%	9.61%	9.89%
Net interest margin (tax equivalent)	4.41%	4.29%	4.20%	4.31%	4.17%
Efficiency ratio (tax equivalent) (2)	56.67%	59.29%	52.09%	58.97%	57.26%
Operating efficiency ratio (tax equivalent) (1)	54.83%	56.02%	56.47%	56.13%	57.58%
Noninterest expense ratio	2.59%	2.70%	2.79%	2.67%	2.86%
Core noninterest expense ratio (1)	2.55%	2.61%	2.73%	2.59%	2.77%
	September 30,	June 30,	December 31,
Period end	2018	2018	2017
Total assets	$12,956,596	$12,628,586	$12,716,886
Loans, net of unearned income	$8,514,317	$8,454,107	$8,358,657
Allowance for loan and lease losses	$83,787	$80,150	$75,646
Securities, including equity securities and FHLB stock	$2,942,655	$2,665,131	$2,753,271
Deposits	$10,603,957	$10,384,004	$10,532,085
Core deposits	$10,084,687	$9,888,696	$10,039,557
Shareholders’ equity	$1,981,395	$1,964,881	$1,949,922
Nonperforming assets
Nonaccrual loans	$60,332	$69,504	$66,189
Other real estate owned (“OREO”) and other personal property owned (“OPPO”)	7,415	7,080	13,298
Total nonperforming assets	$67,747	$76,584	$79,487
Nonperforming loans to period-end loans	0.71%	0.82%	0.79%
Nonperforming assets to period-end assets	0.52%	0.61%	0.63%
Allowance for loan and lease losses to period-end loans	0.98%	0.95%	0.91%
Net loan charge-offs (recoveries) (3)	$(484)	$3,652	$(703)

(1) This is a non-GAAP measure. See section titled "Non-GAAP Financial Measures" on the last three pages of this earnings release for a reconciliation to the most comparable GAAP measure.
(2) Noninterest expense divided by the sum of net interest income on a tax equivalent basis and noninterest income on a tax equivalent basis.
(3) For the three months ended.

QUARTERLY FINANCIAL STATISTICS
Columbia Banking System, Inc.	Three Months Ended
Unaudited	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Earnings	(dollars in thousands except per share)
Net interest income	$122,796	$116,674	$115,481	$106,224	$88,929
Provision (recapture) for loan and lease losses	$3,153	$3,975	$5,852	$3,327	$(648)
Noninterest income	$21,019	$23,692	$23,143	$23,581	$37,067
Noninterest expense	$82,841	$84,643	$85,987	$85,627	$67,537
Acquisition-related expense (included in noninterest expense)	$1,081	$2,822	$4,265	$13,638	$1,171
Net income	$46,415	$41,749	$39,970	$15,728	$40,769
Per Common Share
Earnings (basic)	$0.63	$0.57	$0.55	$0.23	$0.70
Earnings (diluted)	$0.63	$0.57	$0.55	$0.23	$0.70
Book value	$27.05	$26.83	$26.60	$26.70	$22.76
Averages
Total assets	$12,805,131	$12,529,540	$12,603,144	$11,751,049	$9,695,005
Interest-earning assets	$11,326,629	$11,052,807	$11,122,753	$10,453,097	$8,750,561
Loans	$8,456,632	$8,389,230	$8,348,740	$7,749,420	$6,441,537
Securities, including equity securities and FHLB stock	$2,849,495	$2,628,292	$2,682,250	$2,539,321	$2,236,235
Deposits	$10,478,800	$10,264,822	$10,334,480	$9,804,456	$8,187,337
Interest-bearing deposits	$5,376,300	$5,390,869	$5,405,730	$5,033,980	$4,200,580
Interest-bearing liabilities	$5,620,997	$5,611,055	$5,627,853	$5,127,100	$4,285,936
Noninterest-bearing deposits	$5,102,500	$4,873,953	$4,928,750	$4,770,476	$3,986,757
Shareholders’ equity	$1,983,317	$1,954,552	$1,949,275	$1,754,745	$1,323,794
Financial Ratios
Return on average assets	1.45%	1.33%	1.27%	0.54%	1.68%
Return on average common equity	9.36%	8.54%	8.20%	3.59%	12.32%
Average equity to average assets	15.49%	15.60%	15.47%	14.93%	13.65%
Shareholders’ equity to total assets	15.29%	15.56%	15.55%	15.33%	13.54%
Net interest margin (tax equivalent)	4.41%	4.29%	4.22%	4.20%	4.20%
Period end
Total assets	$12,956,596	$12,628,586	$12,530,636	$12,716,886	$9,814,578
Loans, net of unearned income	$8,514,317	$8,454,107	$8,339,631	$8,358,657	$6,512,006
Allowance for loan and lease losses	$83,787	$80,150	$79,827	$75,646	$71,616
Securities, including equity securities and FHLB stock	$2,942,655	$2,665,131	$2,640,685	$2,753,271	$2,218,113
Deposits	$10,603,957	$10,384,004	$10,395,523	$10,532,085	$8,341,717
Core deposits	$10,084,687	$9,888,696	$9,897,185	$10,039,557	$7,999,499
Shareholders’ equity	$1,981,395	$1,964,881	$1,947,923	$1,949,922	$1,328,428
Goodwill	$765,842	$765,842	$765,842	$765,842	$382,762
Other intangible assets, net	$48,827	$51,897	$54,985	$58,173	$13,845
Nonperforming assets
Nonaccrual loans	$60,332	$69,504	$78,464	$66,189	$40,317
OREO and OPPO	7,415	7,080	11,507	13,298	3,682
Total nonperforming assets	$67,747	$76,584	$89,971	$79,487	$43,999
Nonperforming loans to period-end loans	0.71%	0.82%	0.94%	0.79%	0.62%
Nonperforming assets to period-end assets	0.52%	0.61%	0.72%	0.63%	0.45%
Allowance for loan and lease losses to period-end loans	0.98%	0.95%	0.96%	0.91%	1.10%
Net loan charge-offs (recoveries)	$(484)	$3,652	$1,671	$(703)	$720

LOAN PORTFOLIO COMPOSITION
Columbia Banking System, Inc.
Unaudited	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Loan Portfolio Composition - Dollars	(dollars in thousands)
Commercial business	$3,554,147	$3,538,492	$3,402,162	$3,377,324	$2,735,206
Real estate:
One-to-four family residential	232,924	180,522	182,302	188,396	176,487
Commercial and multifamily residential	3,786,615	3,758,207	3,776,709	3,825,739	2,825,794
Total real estate	4,019,539	3,938,729	3,959,011	4,014,135	3,002,281
Real estate construction:
One-to-four family residential	211,629	206,181	208,441	200,518	145,419
Commercial and multifamily residential	349,328	387,951	385,339	371,931	213,939
Total real estate construction	560,957	594,132	593,780	572,449	359,358
Consumer	327,863	326,402	323,631	334,190	323,913
Purchased credit impaired	95,936	101,782	109,299	112,670	120,477
Subtotal loans	8,558,442	8,499,537	8,387,883	8,410,768	6,541,235
Less: Net unearned income	(44,125)	(45,430)	(48,252)	(52,111)	(29,229)
Loans, net of unearned income	8,514,317	8,454,107	8,339,631	8,358,657	6,512,006
Less: Allowance for loan and lease losses	(83,787)	(80,150)	(79,827)	(75,646)	(71,616)
Total loans, net	8,430,530	8,373,957	8,259,804	8,283,011	6,440,390
Loans held for sale	$5,275	$6,773	$4,312	$5,766	$7,802

	September 30,	June 30,	March 31,	December 31,	September 30,
Loan Portfolio Composition - Percentages	2018	2018	2018	2017	2017
Commercial business	41.7%	41.9%	40.8%	40.4%	42.0%
Real estate:
One-to-four family residential	2.7%	2.1%	2.2%	2.3%	2.7%
Commercial and multifamily residential	44.5%	44.4%	45.3%	45.8%	43.3%
Total real estate	47.2%	46.5%	47.5%	48.1%	46.0%
Real estate construction:
One-to-four family residential	2.5%	2.4%	2.5%	2.4%	2.2%
Commercial and multifamily residential	4.1%	4.6%	4.6%	4.4%	3.3%
Total real estate construction	6.6%	7.0%	7.1%	6.8%	5.5%
Consumer	3.9%	3.9%	3.9%	4.0%	5.0%
Purchased credit impaired	1.1%	1.2%	1.3%	1.3%	1.9%
Subtotal loans	100.5%	100.5%	100.6%	100.6%	100.4%
Less: Net unearned income	(0.5)%	(0.5)%	(0.6)%	(0.6)%	(0.4)%
Loans, net of unearned income	100.0%	100.0%	100.0%	100.0%	100.0%

DEPOSIT COMPOSITION
Columbia Banking System, Inc.
Unaudited
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Deposit Composition - Dollars	(dollars in thousands)
Core deposits:
Demand and other non-interest bearing	$5,250,222	$4,953,993	$4,927,226	$5,081,901	$4,119,950
Interest bearing demand	1,260,543	1,278,686	1,328,756	1,265,212	1,009,378
Money market	2,413,185	2,513,648	2,477,487	2,543,712	1,821,262
Savings	908,945	875,707	886,171	861,941	772,858
Certificates of deposit, less than $250,000	251,792	266,662	277,545	286,791	276,051
Total core deposits	10,084,687	9,888,696	9,897,185	10,039,557	7,999,499

Certificates of deposit, $250,000 or more	90,387	91,578	96,333	100,399	84,105
Certificates of deposit insured by CDARS® (1)	23,841	23,492	23,191	25,374	20,690
Brokered certificates of deposit	65,476	68,870	76,931	78,481	—
Reciprocal money market accounts (1)	340,044	311,935	302,544	289,031	237,421
Subtotal	10,604,435	10,384,571	10,396,184	10,532,842	8,341,715
Premium (discount) resulting from acquisition date fair value adjustment	(478)	(567)	(661)	(757)	2
Total deposits	$10,603,957	$10,384,004	$10,395,523	$10,532,085	$8,341,717

	September 30,	June 30,	March 31,	December 31,	September 30,
Deposit Composition - Percentages	2018	2018	2018	2017	2017
Core deposits:
Demand and other non-interest bearing	49.5%	47.7%	47.4%	48.2%	49.4%
Interest bearing demand	11.9%	12.3%	12.8%	12.0%	12.1%
Money market	22.8%	24.2%	23.8%	24.2%	21.8%
Savings	8.6%	8.4%	8.5%	8.2%	9.3%
Certificates of deposit, less than $250,000	2.4%	2.6%	2.7%	2.7%	3.3%
Total core deposits	95.2%	95.2%	95.2%	95.3%	95.9%

Certificates of deposit, $250,000 or more	0.9%	0.9%	0.9%	1.0%	1.0%
Certificates of deposit insured by CDARS® (1)	0.2%	0.2%	0.2%	0.2%	0.2%
Brokered certificates of deposit	0.6%	0.7%	0.7%	0.7%	—%
Reciprocal money market accounts (1)	3.1%	3.0%	3.0%	2.8%	2.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
__________
(1) For periods prior to June 30, 2018, CDARS® and reciprocal money market accounts were considered to be brokered deposits by regulatory authorities and were reported as such on quarterly Call Reports. With the passage of The Economic Growth, Regulatory Relief and Consumer Protection Act in May 2018, these items are no longer considered brokered deposits.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Three Months Ended			Three Months Ended
	September 30, 2018			September 30, 2017
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$8,456,632	$110,925	5.25%	$6,441,537	$80,136	4.98%
Taxable securities	2,336,405	14,654	2.51%	1,784,407	8,718	1.95%
Tax exempt securities (2)	513,090	3,885	3.03%	451,828	4,181	3.70%
Interest-earning deposits with banks	20,502	104	2.03%	72,789	226	1.24%
Total interest-earning assets	11,326,629	$129,568	4.58%	8,750,561	$93,261	4.26%
Other earning assets	228,332			173,611
Noninterest-earning assets	1,250,170			770,833
Total assets	$12,805,131			$9,695,005
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$440,196	$544	0.49%	$382,299	$92	0.10%
Savings accounts	889,793	31	0.01%	766,540	19	0.01%
Interest-bearing demand	1,246,592	689	0.22%	1,000,079	223	0.09%
Money market accounts	2,799,719	1,929	0.28%	2,051,662	749	0.15%
Total interest-bearing deposits	5,376,300	3,193	0.24%	4,200,580	1,083	0.10%
FHLB advances	167,531	966	2.31%	33,687	163	1.94%
Subordinated debentures	35,530	468	5.27%	—	—	—%
Other borrowings	41,636	152	1.46%	51,669	128	0.99%
Total interest-bearing liabilities	5,620,997	$4,779	0.34%	4,285,936	$1,374	0.13%
Noninterest-bearing deposits	5,102,500			3,986,757
Other noninterest-bearing liabilities	98,317			98,518
Shareholders’ equity	1,983,317			1,323,794
Total liabilities & shareholders’ equity	$12,805,131			$9,695,005
Net interest income (tax equivalent)		$124,789			$91,887
Net interest margin (tax equivalent)			4.41%			4.20%

(1)
Nonaccrual loans have been included in the tables as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $2.5 million and $1.8 million for the three month periods ended September 30, 2018 and September 30, 2017, respectively. The incremental accretion on acquired loans was $3.2 million and $2.9 million for the three months ended September 30, 2018 and 2017, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis at a rate of 21% for 2018 and 35% for 2017. The tax equivalent yield adjustment to interest earned on loans was $1.2 million and $1.5 million for the three months ended September 30, 2018 and 2017, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $816 thousand and $1.5 million for the three month periods ended September 30, 2018 and 2017, respectively.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Three Months Ended			Three Months Ended
	September 30, 2018			June 30, 2018
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$8,456,632	$110,925	5.25%	$8,389,230	$106,526	5.08%
Taxable securities	2,336,405	14,654	2.51%	2,111,086	11,923	2.26%
Tax exempt securities (2)	513,090	3,885	3.03%	517,206	3,877	3.00%
Interest-earning deposits with banks	20,502	104	2.03%	35,285	151	1.71%
Total interest-earning assets	11,326,629	$129,568	4.58%	11,052,807	$122,477	4.43%
Other earning assets	228,332			221,141
Noninterest-earning assets	1,250,170			1,255,592
Total assets	$12,805,131			$12,529,540
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$440,196	$544	0.49%	$464,217	$549	0.47%
Savings accounts	889,793	31	0.01%	875,529	30	0.01%
Interest-bearing demand	1,246,592	689	0.22%	1,295,409	608	0.19%
Money market accounts	2,799,719	1,929	0.28%	2,755,714	1,385	0.20%
Total interest-bearing deposits	5,376,300	3,193	0.24%	5,390,869	2,572	0.19%
FHLB advances	167,531	966	2.31%	156,512	815	2.08%
Subordinated debentures	35,530	468	5.27%	35,577	468	5.26%
Other borrowings	41,636	152	1.46%	28,097	20	0.28%
Total interest-bearing liabilities	5,620,997	$4,779	0.34%	5,611,055	$3,875	0.28%
Noninterest-bearing deposits	5,102,500			4,873,953
Other noninterest-bearing liabilities	98,317			89,980
Shareholders’ equity	1,983,317			1,954,552
Total liabilities & shareholders’ equity	$12,805,131			$12,529,540
Net interest income (tax equivalent)		$124,789			$118,602
Net interest margin (tax equivalent)			4.41%			4.29%

(1)
Nonaccrual loans have been included in the tables as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $2.5 million and $2.1 million for the three month periods ended September 30, 2018 and June 30, 2018, respectively. The incremental accretion on acquired loans was $3.2 million and $3.0 million for the three months ended September 30, 2018 and June 30, 2018, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis at a rate of 21% for 2018. The tax equivalent yield adjustment to interest earned on loans was $1.2 million and $1.1 million for the three months ended September 30, 2018 and June 30, 2018, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $816 thousand and $814 thousand for the three month periods ended September 30, 2018 and June 30, 2018, respectively.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Nine Months Ended			Nine Months Ended
	September 30, 2018			September 30, 2017
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$8,398,596	$321,542	5.10%	$6,322,629	$232,680	4.91%
Taxable securities	2,202,497	39,285	2.38%	1,835,693	29,172	2.12%
Tax exempt securities (2)	518,128	11,640	3.00%	451,636	12,500	3.69%
Interest-earning deposits with banks	48,922	600	1.64%	31,748	268	1.13%
Total interest-earning assets	11,168,143	$373,067	4.45%	8,641,706	$274,620	4.24%
Other earning assets	222,570			174,898
Noninterest-earning assets	1,255,965			772,865
Total assets	$12,646,678			$9,589,469
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$461,236	$1,619	0.47%	$389,260	$282	0.10%
Savings accounts	881,207	102	0.02%	753,577	57	0.01%
Interest-bearing demand	1,264,918	1,832	0.19%	985,625	574	0.08%
Money market accounts	2,783,498	4,721	0.23%	2,019,278	1,865	0.12%
Total interest-bearing deposits	5,390,859	8,274	0.20%	4,147,740	2,778	0.09%
FHLB advances	150,054	2,351	2.09%	103,369	979	1.26%
Subordinated debentures	35,577	1,404	5.26%	—	—	—%
Other borrowings	43,453	288	0.88%	54,577	383	0.94%
Total interest-bearing liabilities	5,619,943	$12,317	0.29%	4,305,686	$4,140	0.13%
Noninterest-bearing deposits	4,969,037			3,889,065
Other noninterest-bearing liabilities	95,192			100,820
Shareholders’ equity	1,962,506			1,293,898
Total liabilities & shareholders’ equity	$12,646,678			$9,589,469
Net interest income (tax equivalent)		$360,750			$270,480
Net interest margin (tax equivalent)			4.31%			4.17%

(1)
Nonaccrual loans have been included in the table as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $6.8 million and $5.2 million for the nine months ended September 30, 2018 and 2017, respectively. The incremental accretion on acquired loans was $9.9 million and $10.0 million for the nine months ended September 30, 2018 and 2017, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis at a rate of 21% for 2018 and 35% for 2017. The tax equivalent yield adjustment to interest earned on loans was $3.4 million and $4.3 million for the nine months ended September 30, 2018 and 2017, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $2.4 million and $4.4 million for the nine months ended September 30, 2018 and 2017, respectively.

Non-GAAP Financial Measures
The Company considers its operating net interest margin and operating efficiency ratios to be useful measurements as they more closely reflect the ongoing operating performance of the Company. Despite the usefulness of the operating net interest margin and operating efficiency ratio to the Company, there are no standardized definitions for them and, as a result, the Company’s calculations may not be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.
The following tables reconcile the Company’s calculation of the operating net interest margin and operating efficiency ratio:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Operating net interest margin non-GAAP reconciliation:	(dollars in thousands)
Net interest income (tax equivalent) (1)	$124,789	$118,602	$91,887	$360,750	$270,480
Adjustments to arrive at operating net interest income (tax equivalent):
Incremental accretion income on FDIC purchased credit impaired loans	(585)	(326)	(972)	(1,240)	(3,842)
Incremental accretion income on other acquired loans	(2,643)	(2,690)	(1,903)	(8,703)	(6,207)
Premium amortization on acquired securities	1,859	2,131	1,527	6,065	4,658
Interest reversals on nonaccrual loans	477	253	311	1,147	1,323
Operating net interest income (tax equivalent) (1)	$123,897	$117,970	$90,850	$358,019	$266,412
Average interest earning assets	$11,326,629	$11,052,807	$8,750,561	$11,168,143	$8,641,706
Net interest margin (tax equivalent) (1)	4.41%	4.29%	4.20%	4.31%	4.17%
Operating net interest margin (tax equivalent) (1)	4.38%	4.27%	4.15%	4.27%	4.11%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Operating efficiency ratio non-GAAP reconciliation:	(dollars in thousands)
Noninterest expense (numerator A)	$82,841	$84,643	$67,537	$253,471	$205,390
Adjustments to arrive at operating noninterest expense:
Acquisition-related expenses	(1,081)	(2,822)	(1,171)	(8,168)	(3,558)
Net benefit (cost) of operation of OREO and OPPO	(485)	(758)	(271)	(1,239)	(420)
FDIC clawback liability recovery	—	—	—	—	54
Loss on asset disposals	(110)	(1)	—	(111)	(14)
Termination of FDIC loss share agreements charge	—	—	—	—	(2,409)
State of Washington Business and Occupation (“B&O”) taxes	(1,478)	(1,459)	(1,394)	(4,254)	(3,159)
Operating noninterest expense (numerator B)	$79,687	$79,603	$64,701	$239,699	$195,884

Net interest income (tax equivalent) (1)	$124,789	$118,602	$91,887	$360,750	$270,480
Noninterest income	21,019	23,692	37,067	67,854	86,061
Bank owned life insurance tax equivalent adjustment	373	455	695	1,207	2,156
Total revenue (tax equivalent) (denominator A)	$146,181	$142,749	$129,649	$429,811	$358,697

Operating net interest income (tax equivalent) (1)	$123,897	$117,970	$90,850	$358,019	$266,412
Adjustments to arrive at operating noninterest income (tax equivalent):
Investment securities losses, net	62	33	—	73	—
Gain on asset disposals	(29)	(47)	(38)	(111)	(323)
Mortgage loan repurchase liability adjustment	—	—	—	—	(573)
Change in FDIC loss-sharing asset	—	—	—	—	447
Gain on sale of merchant card services portfolio	—	—	(14,000)	—	(14,000)
Operating noninterest income (tax equivalent)	21,425	24,133	23,724	69,023	73,768
Total operating revenue (tax equivalent) (denominator B)	$145,322	$142,103	$114,574	$427,042	$340,180
Efficiency ratio (tax equivalent) (numerator A/denominator A)	56.67%	59.29%	52.09%	58.97%	57.26%
Operating efficiency ratio (tax equivalent) (numerator B/denominator B)	54.83%	56.02%	56.47%	56.13%	57.58%
__________
(1) Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $2.0 million, $1.9 million, and $3.0 million for the three month periods ended September 30, 2018, June 30, 2018, and September 30, 2017; and $5.8 million and $8.7 million for the nine month periods ended September 30, 2018 and September 30, 2017, respectively.

Non-GAAP Financial Measures - Continued
The Company also considers its core noninterest expense ratio to be a useful measurement as it more closely reflects the ongoing operating performance of the Company. Despite the usefulness of the core noninterest expense ratio to the Company, there is not a standardized definition for it, as a result, the Company’s calculations may not be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.
The following table reconciles the Company’s calculation of the core noninterest expense ratio:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Core noninterest expense ratio non-GAAP reconciliation:	(dollars in thousands)
Noninterest expense (numerator A)	$82,841	$84,643	$67,537	$253,471	$205,390
Adjustments to arrive at core noninterest expense:
FDIC clawback liability recovery	—	—	—	—	54
Acquisition-related expenses	(1,081)	(2,822)	(1,171)	(8,168)	(3,558)
Net benefit (cost) of operation of OREO and OPPO (1)	—	—	(271)	—	(420)
Termination of FDIC loss share agreements charge	—	—	—	—	(2,409)
Core noninterest expense (numerator B)	$81,760	$81,821	$66,095	$245,303	$199,057
Average assets (denominator)	$12,805,131	$12,529,540	$9,695,005	$12,646,678	$9,589,469
Noninterest expense ratio (numerator A/denominator) (2)	2.59%	2.70%	2.79%	2.67%	2.86%
Core noninterest expense ratio (numerator B/denominator) (3)	2.55%	2.61%	2.73%	2.59%	2.77%
__________
(1) Effective January 1, 2018, core noninterest expense no longer excludes net benefit (cost) of operation of OREO and OPPO.
(2) For the purpose of this ratio, interim noninterest expense has been annualized.
(3) For the purpose of this ratio, interim core noninterest expense has been annualized.

The Company considers its tangible common equity ratio and tangible book value per share ratio to be useful measurements in evaluating the capital adequacy of the Company as they provide a method to assess management’s success in utilizing our tangible capital. Despite the usefulness of these ratios to the Company, there is not a standardized definition for them, as a result, the Company’s calculation may not always be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

The following tables reconcile the Company’s calculation of the tangible common equity ratio:

	September 30,	June 30,	September 30,
	2018	2018	2017
Tangible common equity ratio and tangible book value per common share non-GAAP reconciliation:	(dollars in thousands)
Shareholders’ equity (numerator A)	$1,981,395	$1,964,881	$1,328,428
Adjustments to arrive at tangible common equity:
Goodwill	(765,842)	(765,842)	(382,762)
Other intangible assets, net	(48,827)	(51,897)	(13,845)
Tangible common equity (numerator B)	$1,166,726	$1,147,142	$931,821
Total assets (denominator A)	$12,956,596	$12,628,586	$9,814,578
Adjustments to arrive at tangible assets:
Goodwill	(765,842)	(765,842)	(382,762)
Other intangible assets, net	(48,827)	(51,897)	(13,845)
Tangible assets (denominator B)	$12,141,927	$11,810,847	$9,417,971
Shareholders’ equity to total assets (numerator A/denominator A)	15.29%	15.56%	13.54%
Tangible common shareholders’ equity to tangible assets (numerator B/denominator B)	9.61%	9.71%	9.89%
Common shares outstanding (denominator C)	73,260	73,245	58,376
Book value per common share (numerator A/denominator C)	$27.05	$26.83	$22.76
Tangible book value per common share (numerator B/denominator C)	$15.93	$15.66	$15.96

Non-GAAP Financial Measures - Continued
The Company also considers its return on average tangible common equity ratio to be a useful measurement as it evaluates the Company’s ongoing ability to generate returns for its common shareholders. By removing the impact of intangible assets and their related amortization and tax effects, the performance of the business can be evaluated, whether acquired or developed internally. Despite the usefulness of this ratio to the Company, there is not a standardized definition for it, and, as a result, the Company’s calculation may not always be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

The following tables reconcile the Company’s calculation of the return on average tangible common shareholders' equity ratio:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Return on average tangible common equity non-GAAP reconciliation:	(dollars in thousands)
Net income (numerator A)	$46,415	$41,749	$40,769	$128,134	$97,100
Adjustments to arrive at tangible income applicable to common shareholders:
Amortization of intangibles	3,070	3,088	1,188	9,346	3,786
Tax effect on intangible amortization	(645)	(649)	(416)	(1,963)	(1,325)
Tangible income applicable to common shareholders (numerator B)	$48,840	$44,188	$41,541	135,517	$99,561
Average shareholders’ equity (denominator A)	$1,983,317	$1,954,552	$1,323,794	1,962,506	$1,293,898
Adjustments to arrive at average tangible common equity:
Average preferred equity	—	—	—	—	(89)
Average intangibles	(816,128)	(819,211)	(397,160)	(819,215)	(398,397)
Average tangible common equity (denominator B)	$1,167,189	$1,135,341	$926,634	$1,143,291	$895,412
Return on average common equity (numerator A/denominator A) (1)	9.36%	8.54%	12.32%	8.71%	10.01%
Return on average tangible common equity (numerator B/denominator B) (2)	16.74%	15.57%	17.93%	15.80%	14.83%
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(1) For the purpose of this ratio, interim net income has been annualized.
(2) For the purpose of this ratio, interim tangible income applicable to common shareholders has been annualized.